UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   May 12, 2006

OPTION CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19878	36-3791193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

485 Half Day Road, Suite 300
Buffalo Grove, Illinois	60089
(Address of Principal Executive Offices)	(Zip Code)

(847) 465-2100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2006, Richard M. Smith announced his resignation as President and Chief Operating Officer of Option Care, Inc., (the “Company”) effective May 31, 2006. Rajat Rai, Chief Executive Officer of the Company, will be assuming Mr. Smith’s responsibilities.

A press release issued by the Company in connection with Mr. Smith’s resignation is filed with this report as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Press Release issued by the Company on May 18, 2006 in connection with the resignation of Richard M. Smith, President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.

	By:	/s/ Paul Mastrapa
Paul Mastrapa
Senior Vice President and
Chief Financial Officer

Dated: May 18, 2006